ITEM 1 --TO ELECT A BOARD OF TRUSTEES.
At the Meeting, you will be asked to elect a Board of Trustees for your Fund and the other MFS Funds that are part of the same trust. The existing Trustees of each trust have determined, pursuant to the trust's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 13 nominees listed below.

                       Name, Position with the Trust, Age
                Principal Occupation and Other Directorships (1)
Jeffrey L. Shames* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive Officer. John W. Ballen* (born 9/12/59) Nominee for Trustee
Massachusetts Financial Services Company, President and Director.
Lawrence H. Cohn, M.D. (born 3/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.
The Hon. Sir J. David Gibbons, KBE (born 6/15/27) Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997). William R. Gutow (born 9/27/41) Nominee for Trustee Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman. J. Atwood Ives (born 5/1/36) Nominee for Trustee Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.
Abby M. O'Neill (born 4/27/28) Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.
Lawrence T. Perera (born 6/23/35) Nominee for Trustee
Hemenway & Barnes (attorneys), Partner.
William J. Poorvu (born 4/10/35) Nominee for Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee. Arnold D. Scott* (born 12/16/42) Trustee Massachusetts Financial Services Company, Senior Executive Vice President and Director.
J. Dale Sherratt (born 9/23/38) Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing
General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001);
Paragon Trade Brands, Inc. (disposable consumer products), Director.
Elaine R. Smith (born 4/25/46) Nominee for Trustee
Independent consultant.
Ward Smith (born 9/13/30) Trustee
Private investor.

ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
At the Meeting, you will be asked to authorize your Trustees to adopt for your Fund and the other MFS Funds in the same trust the Amended and Restated Declaration of Trust appearing in Appendix

A to this  proxy  statement  (called,  in this  proxy  statement,  the  Restated
Declaration). The other MFS Funds in each trust also are being asked to authorize the Trustees to adopt the Restated Declaration. Each Restated Declaration amends and restates the existing declaration of trust of each trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future. The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Fund's investment policies will be affected by other items in this proxy statement. The Restated Declaration makes a number of significant changes to each Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations.

Significant Changes
1. Dollar - Weighted Voting. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

2. Reorganization. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize all or a portion of any Fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any Fund or class or a trust as a whole as a newly created entity. The Existing Declarations require shareholder approval for this type of reorganization. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declarations, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of a trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the trusts and their Funds operate under the most appropriate form of organization.

3. Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the applicable Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

4. Investment in Other Investment Companies. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a " master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a " fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.

5. Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declarations permit the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, to cause a money market fund to preserve a $1.00 net asset value, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

ITEM 3 -- TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
          FUNDS.
Each Fund has adopted certain investment restrictions or policies that are " fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these policies. Each Fund's Board of Trustees, together with the Fund's officers and MFS, have reviewed the Fund's current fundamental policies, and have concluded that certain policies should be eliminated or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The revised policies do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment policies described in the prospectus and in accordance with federal law. The revised policies would give the Funds increased ability to engage in certain activities. The Trustees may consider and adopt such non-fundamental investment policies for the Funds as they determine to be appropriate and in the shareholders' best interests. The Trustees do not anticipate that the revised policies, individually or in the aggregate, will change to a material degree the level of investment risk associated with an investment in any Fund.

A. Borrowing

      Changes proposed for all Funds
B. Underwriting Securities
      Changes proposed for all Funds
C. Issuance of Senior Securities
      Changes proposed for all Funds
D. Lending of Money or Securities
      Changes proposed for all Funds
E. Real Estate, Oil and Gas, Mineral Interests, and Commodities
      Changes proposed for all Funds
F. Industry Concentration
      Changes proposed for all Funds
G. Purchasing Securities on Margin -- Removal of Policy
      Changes proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
H. Short Sales -- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
I. Repurchase Agreements -- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
J. Transactions with Affiliates -- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
K. Securities of Other Investment Companies -- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
L. Options -- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
M. Investment for the Purpose of Exercising Control of Management-- Removal of Policy
      Removal of policy proposed for:
      MFS Emerging Growth Fund
      MFS Global Equity Fund
N. Investments in a Single Issuer-- Removal of Policy
       Removal of policy proposed for:
       MFS Emerging Growth Fund
       MFS Global Equity Fund

ITEM 4 -- TO PPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS FINANCIAL SERVICES COMPANY.
At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Fund and MFS. The investment management fee payable by your Fund will not increase or decrease if shareholders of your Fund approve the new Investment Advisory Agreement. Currently, each Fund has a separate Investment Advisory Agreement with MFS. These Investment

Advisory Agreements were entered into at various times over the past several years, and their provisions differ. MFS has recommended that the funds that are part of the same trust enter into one master investment advisory agreement that covers all funds in that trust, and that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements would simplify the administration of the Funds and eliminate unnecessary duplication of agreements among the Funds.

ITEM 5 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.
At the Meeting, you will be asked to ratify the selection of accountants for your Fund. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to any Fund's accountants is being proposed. The Trustees, including a majority of the Trustees who are not " interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Emerging Growth Fund for its next fiscal year. The Trustees, including a majority of the Trustees who are not " interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Ernst & Young LLP (referred to as Ernst & Young) as independent public accountants for the Global Equity Fund and Strategic Growth Fund for their next fiscal year.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                    or Rule 14a-12

MFS(R)Series   Trust  I  (File  Nos.   33-7638  and   811-4777)   on  behalf  of
MFS(R)Strategic Growth Fund; MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R)Emerging Growth Fund; MFS(R)Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R)Global Equity Fund
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)    Total Fee Paid:
--------------------------------------------------------------------------------
       [   ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:
--------------------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)    Filing Party:
--------------------------------------------------------------------------------
       (4)    Date Filed:
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           MFS INVESTMENT MANAGEMENT
              500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 2116-3741
                                 (617) 954-5000



                                        October 3, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R)Strategic Growth Fund; MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R)Emerging Growth Fund; MFS(R)Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R)Global Equity Fund

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials sent to Japanese shareholders of the above-mentioned funds with respect to Special Meetings of Shareholders of the Trusts, to be held in October and November. These materials have been amended to incorporate Securities and Exchange Commission comments received on September 26, 2001.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures